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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07324

Chesapeake Investment Trust

(Exact name of registrant as specified in charter)

285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip code)

CT Corporation System, 155 Federal Street, Suite 700 Boston, MA 02110
(Name and address of agent for service)
With a copy to:

Tina H. Bloom	John H. Lively
Ultimus Fund Solutions, LLC	The Law Offices of John H. Lively & Associates, Inc.
225 Pictoria Drive, Suite 450	A Member Firm of the 1940 Act Law Group
Cincinnati, Ohio 45246	11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant's telephone number, including area code:	(610) 558-2800

Date of fiscal year end:	October 31, 2016

Date of reporting period:	October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Chesapeake Growth Fund Annual Report October 31, 2016
Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Growth Fund Management Discussion of Fund Performance	December 22, 2016

Market Environment: The fiscal year ended 2016 was a volatile period for the equity markets. Interest rate uncertainty, Brexit, emerging market weakness, and the looming presidential election gave investors pause at various points during the year, but ultimately, investors shrugged off such periods of doubt, and equity markets moved broadly higher.

Early 2016 was marked by broad-based selling as fear of economic weakness in China and weakening commodity prices weighed on the markets. Equities regained their footing as corporate earnings came in stronger than expected and fears of an Asian slowdown receded. Brexit caused a brief but significant pullback in June, but the market quickly recovered lost ground as investors realized the impact of Britain’s exit of the European Union would be less severe than many predicted. The market marked time and consolidated its gains into year-end as investors braced for the pending U.S. election.

Outlook: As 2016 draws to a close, we see continued upside potential for the domestic equity markets. Prospects of expansionary fiscal policies from the new administration, the roll back of burdensome regulatory policies, and continuing improvement in employment trends all should provide tailwinds to corporate earnings and equity valuations. Rising interest rates and a stronger U.S. dollar, as well as potential geopolitical uncertainties, are risks to be monitored, especially if corporate earnings do not improve as expected.

We believe that companies that use technology to further differentiate themselves from competitors and take market share in fast changing and growing end markets will continue to lead the market higher. Such industry disruptors, whether an energy exploration company employing new drilling techniques or an online retailer finding ways to deliver goods faster and more efficiently, present the best opportunity for outperformance over the long term, regardless of market environment.

Portfolio Review: The total return for The Chesapeake Growth Fund (the “Fund”) for the fiscal year ended October 31, 2016 was -5.11%, versus 4.51% for the S&P 500 Total Return Index.

The following table breaks out the holdings of the Fund by economic sector and compares 2015 and 2016 fiscal year-end holdings to those of the Fund’s benchmark, the S&P 500 Total Return Index (the “S&P 500”).

	10/31/2015		10/31/2016
Economic Sector	S&P 500	Fund	S&P 500	Fund
Consumer Discretionary	13%	27%	12%	23%
Consumer Staples	10%	3%	10%	3%
Energy	7%	5%	7%	11%
Financials	13%	14%	13%	16%
Health Care	15%	7%	14%	11%
Industrials	10%	5%	10%	2%
Information Technology	21%	26%	22%	27%
Materials	3%	0%	3%	0%
Real Estate	3%	0%	3%	0%
Telecommunication Services	2%	0%	3%	0%
Utilities	3%	0%	3%	0%

The most significant sector shifts in the Fund during the fiscal year included a decrease in Consumer Discretionary and Industrials and an increase in Energy, Health Care, and Information Technology.

During the Fund’s fiscal year, Energy and Information Technology provided the largest positive contributions to overall returns. Materials provided the least positive contribution to the fiscal year, and Consumer Discretionary and Health Care were the largest detractors.

The Fund’s most significant contributors to gains this fiscal year were Facebook, Inc. (information technology), Amazon.com, Inc. (consumer discretionary), Goldman Sachs Group, Inc. (financials), Alphabet, Inc. (information technology), and Pioneer Natural Resources Company (energy).

The principal detractors were Restoration Hardware Holding (consumer discretionary), Citigroup, Inc. (financials), Tableau Software, Inc. (information technology), Vertex Pharmaceuticals, Inc. (health care), and The Walt Disney Company (consumer discretionary).

Sincerely,

W. Whitfield Gardner

The performance information quoted above represents past performance and past performance does not guarantee future results. The return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductions and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Growth Fund and the S&P 500® Total Return Index*
(Unaudited)

Average Annual Total Returns(a) (for periods ended October 31, 2016)
	1 Year	5 Years	10 Years
The Chesapeake Growth Fund	(5.11%)	11.32%	3.71%
S&P 500® Total Return Index	4.51%	13.57%	6.70%

*

The S&P 500® Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500® Index. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

The Chesapeake Growth Fund

The Chesapeake Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2016 (Unaudited)

Top Ten Equity Holdings
October 31, 2016 (Unaudited)

Security Description	% of Net Assets
Goldman Sachs Group, Inc. (The)	6.1%
Facebook, Inc. - Class A	5.1%
Humana, Inc.	5.1%
Alphabet, Inc. - Class C	5.0%
Amazon.com, Inc.	4.9%
Apple, Inc.	4.7%
Bank of America Corporation	4.6%
salesforce.com, inc.	4.3%
MasterCard, Inc. - Class A	4.1%
Pioneer Natural Resources Company	3.6%

The Chesapeake Growth Fund Schedule of Investments October 31, 2016

Common Stocks — 93.1%	Shares	Value
Consumer Discretionary — 23.0%
Distributors — 1.3%
LKQ Corporation *	11,695	$377,515

Hotels, Restaurants & Leisure — 1.5%
Starbucks Corporation	8,475	449,768

Internet & Direct Marketing Retail — 6.2%
Amazon.com, Inc. *	1,828	1,443,791
Priceline Group, Inc. (The) *	262	386,248
		1,830,039
Media — 8.7%
Liberty Broadband Corporation - Series A *	2,841	184,523
Liberty Broadband Corporation - Series C *	3,966	264,334
Liberty Media Group - Series A *	6,530	181,730
Liberty SiriusXM Group - Series A *	17,414	579,364
Liberty SiriusXM Group - Series C *	18,048	599,013
Walt Disney Company (The)	8,115	752,179
		2,561,143
Specialty Retail — 3.0%
TJX Companies, Inc. (The)	11,895	877,256

Textiles Apparel & Luxury Goods — 2.3%
Coach, Inc.	11,573	415,355
lululemon athletica, inc. *	4,600	263,350
		678,705
Consumer Staples — 3.3%
Food & Staples Retailing — 3.3%
Costco Wholesale Corporation	6,495	960,416

Energy — 11.0%
Oil, Gas & Consumable Fuels — 11.0%
Apache Corporation	12,276	730,176
Concho Resources, Inc. *	3,562	452,160
EOG Resources, Inc.	10,023	906,280
Marathon Oil Corporation	9,270	122,179
Pioneer Natural Resources Company	5,864	1,049,773
		3,260,568

The Chesapeake Growth Fund Schedule of Investments (Continued)

Common Stocks — 93.1% (Continued)	Shares	Value
Financials — 16.1%
Banks — 4.6%
Bank of America Corporation	81,705	$1,348,132

Capital Markets — 7.4%
Charles Schwab Corporation (The)	12,520	396,884
Goldman Sachs Group, Inc. (The)	10,070	1,794,877
		2,191,761
Diversified Financial Services — 4.1%
MasterCard, Inc. - Class A	11,190	1,197,554

Health Care — 11.0%
Biotechnology — 3.7%
Biogen, Inc. *	1,230	344,622
Celgene Corporation *	4,206	429,769
Incyte Corporation *	3,588	312,048
		1,086,439
Health Care Equipment & Supplies — 0.7%
Zimmer Biomet Holdings, Inc.	1,970	207,638

Health Care Providers & Services — 5.1%
Humana, Inc.	8,770	1,504,318

Pharmaceuticals — 1.5%
Allergan plc *	2,092	437,102

Industrials — 1.5%
Machinery — 1.0%
Middleby Corporation (The) *	2,625	294,289

Road & Rail — 0.5%
Union Pacific Corporation	1,861	164,103

Information Technology — 27.2%
Internet Software & Services — 12.2%
Alphabet, Inc. - Class C *	1,886	1,479,643
CoStar Group, Inc. *	2,443	457,134
Facebook, Inc. - Class A *	11,509	1,507,564
Twilio, Inc. - Class A *	4,668	159,272
		3,603,613
IT Services — 0.8%
PayPal Holdings, Inc. *	5,384	224,297

The Chesapeake Growth Fund Schedule of Investments (Continued)

Common Stocks — 93.1% (Continued)	Shares	Value
Information Technology — 27.2% (Continued)
Semiconductors & Semiconductor Equipment — 2.3%
Mellanox Technologies Ltd. *	8,622	$374,195
QUALCOMM, Inc.	4,485	308,209
		682,404
Software — 7.2%
Electronic Arts, Inc. *	2,005	157,433
salesforce.com, inc. *	16,757	1,259,456
Ultimate Software Group, Inc. (The) *	1,603	338,217
Workday, Inc. - Class A *	4,085	354,088
		2,109,194
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	12,333	1,400,289

Total Common Stocks (Cost $20,770,034)		$27,446,543

Money Market Funds — 7.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.27% (a) (Cost $2,222,908)	2,222,908	$2,222,908

Total Investments at Value — 100.6% (Cost $22,992,942)		$29,669,451

Liabilities in Excess of Other Assets — (0.6%)		(170,378)

Total Net Assets — 100.0%		$29,499,073

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of October 31, 2016.
See accompanying notes to financial statements.

The Chesapeake Growth Fund Statement of Assets and Liabilities October 31, 2016

ASSETS
Investments in securities:
At acquisition cost	$22,992,942
At value (Note 2)	$29,669,451
Cash	1,679
Receivable for investment securities sold	119,068
Receivable for capital shares sold	3,839
Dividends receivable	5,618
Other assets	17,001
TOTAL ASSETS	29,816,656

LIABILITIES
Payable for investment securities purchased	244,011
Payable to Advisor (Note 5)	25,396
Accrued compliance service fees (Note 5)	5,000
Accrued distribution and service plan fees (Note 5)	3,122
Payable to administrator (Note 5)	5,000
Accrued Trustees’ fees (Note 4)	9,300
Other accrued expenses	25,754
TOTAL LIABILITIES	317,583

NET ASSETS	$29,499,073

Net assets consist of:
Paid-in capital	$168,673,223
Accumulated net investment loss	(378,560)
Accumulated net realized losses from security transactions	(145,472,099)
Net unrealized appreciation on investments	6,676,509
NET ASSETS	$29,499,073

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,212,705

Net asset value, offering price and redemption price per share (Note 2)	$24.33

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statement of Operations For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$177,856

EXPENSES
Investment advisory fees (Note 5)	258,287
Reorganization costs (Note 1)	61,566
Administration fees (Note 5)	58,500
Compliance service fees (Note 5)	46,270
Professional fees	38,105
Distribution and service plan fees (Note 5)	33,519
Registration and filing fees	27,453
Trustees’ fees (Note 4)	25,802
Shareholder account maintenance fees	12,779
Printing of shareholder reports	12,693
Custodian and bank service fees	10,937
Postage and supplies	8,003
Insurance expense	4,981
Other expenses	4,460
TOTAL EXPENSES	603,355

NET INVESTMENT LOSS	(425,499)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,044,267
Net change in unrealized appreciation (depreciation) on investments	(3,191,724)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,147,457)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,572,956)

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statements of Changes in Net Assets

	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS
Net investment loss	$(425,499)	$(270,241)
Net realized gains from security transactions	2,044,267	3,928,810
Net change in unrealized appreciation (depreciation) on investments	(3,191,724)	(1,050,315)
Net increase (decrease) in net assets resulting from operations	(1,572,956)	2,608,254

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	10,616,124	—
Proceeds from shares sold	1,891,110	349,368
Payments for shares redeemed	(9,279,047)	(2,888,787)
Net increase (decrease) in net assets from capital share transactions	3,228,187	(2,539,419)

TOTAL INCREASE IN NET ASSETS	1,655,231	68,835

NET ASSETS
Beginning of year	27,843,842	27,775,007
End of year	$29,499,073	$27,843,842

ACCUMULATED NET INVESTMENT LOSS	$(378,560)	$(230,477)

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares issued in conjunction with fund merger (Note 1)	453,036	—
Shares sold	73,685	14,289
Shares redeemed	(400,025)	(120,019)
Net increase (decrease) in shares outstanding	126,696	(105,730)
Shares outstanding, beginning of year	1,086,009	1,191,739
Shares outstanding, end of year	1,212,705	1,086,009

See accompanying notes to financial statements.

The Chesapeake Growth Fund Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$25.64	$23.31	$20.21	$15.67	$14.23

Income (loss) from investment operations:
Net investment loss	(0.33)	(0.27)	(0.28)	(0.21)	(0.22)
Net realized and unrealized gains (losses) on investments	(0.98)	2.60	3.38	4.75	1.66
Total from investment operations	(1.31)	2.33	3.10	4.54	1.44

Net asset value at end of year	$24.33	$25.64	$23.31	$20.21	$15.67

Total return (a)	(5.11%)	10.00%	15.34%	28.97%	10.12%

Net assets at end of year (000’s)	$29,499	$27,844	$27,775	$26,439	$26,651

Ratio of net expenses to average net assets	2.34%	1.89%	1.94%	2.02%	1.67	%(b)

Ratio of net investment loss to average net assets	(1.65%)	(0.99%)	(1.15%)	(1.04%)	(0.86%)

Portfolio turnover rate	79%	65%	49%	48%	35%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

Absent investment advisory fee reductions by the Advisor and expense reimbursements through a directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.87% for the year ended October 31, 2012.

See accompanying notes to financial statements.

The Chesapeake Growth Fund Notes to Financial Statements October 31, 2016

1. Organization

The Chesapeake Growth Fund (the “Fund”) is a diversified series of The Chesapeake Investment Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust and registered under the Investment Company Act of 1940. The Fund commenced operations on September 29, 1997.

The Fund is the successor to a series of The Gardner Lewis Investment Trust (the “Former Trust”), The Chesapeake Core Growth Fund (the “Predecessor Fund”). The Gardner Lewis Investment Trust was organized as a Massachusetts business trust. At a shareholder meeting held May 25, 2016, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund into the Trust (the “Reorganization”). The Reorganization became effective on June 29, 2016 and, as a result, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Fund.

Immediately following the Reorganization on June 29, 2016, the Fund changed its name from The Chesapeake Core Growth Fund to The Chesapeake Growth Fund.

On June 29, 2016, prior to the Reorganization, The Chesapeake Growth Fund (the “Acquired Fund”), previously a series of The Gardner Lewis Investment Trust, consummated a tax-free merger (the “Merger”) into the Fund. Pursuant to the terms of the agreement governing the Merger, each share of the Acquired Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Acquired Fund as of June 29, 2016 ($23.43 and $15.28, respectively), resulting in a conversion ratio of 0.652185 shares of the Fund for each share of the Acquired Fund. The Fund issued 453,036 shares to shareholders of the Acquired Fund. The basis of the assets transferred from the Acquired Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of the Fund and the Acquired Fund as of the Merger date were $18,471,200 and $10,616,124, respectively, including unrealized appreciation on investments of $3,917,806 and $2,478,176, respectively. The Acquired Fund’s net assets as of the Merger date included accumulated realized capital losses of $446,032. Total net assets of the Fund immediately after the Merger were $29,087,324.

Assuming the acquisition had been completed on November 1, 2015, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2016 are as follows:

Net Investment Loss	Net Realized Losses and Net Change in Unrealized Appreciation on Investments	Net Decrease in Net Assets Resulting from Operations
$ (583,252)	$ (1,804,294)	$ (2,387,546)

The Chesapeake Growth Fund Notes to Financial Statements (Unaudited) (Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the results of operations of the Acquired Fund that have been included in the Fund’s Statement of Operations since June 29, 2016.

The expenses incurred in connection with the Reorganization and tax-free merger were paid by the Fund and the Acquired Fund as applicable.

The investment objective of the Fund is to seek capital appreciation.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

The following is a list of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does

The Chesapeake Growth Fund Notes to Financial Statements (Unaudited) (Continued)

not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$27,446,543	$—	$—	$27,446,543
Money Market Funds	2,222,908	—	—	2,222,908
Total	$29,669,451	$—	$—	$29,669,451

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2016, the Fund did not have any transfers into and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2016. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, minus liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

The Chesapeake Growth Fund Notes to Financial Statements (Unaudited) (Continued)

Security transactions and investment income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. There were no distributions paid to shareholders during the years ended October 31, 2016 and 2015.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2016:

Cost of portfolio investments	$23,275,419
Gross unrealized appreciation	$6,970,266
Gross unrealized depreciation	(576,234)
Net unrealized appreciation	6,394,032
Accumulated capital and other losses	(145,568,182)
Accumulated deficit	$(139,174,150)

The Chesapeake Growth Fund Notes to Financial Statements (Unaudited) (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Net qualified late year losses, incurred after December 31, 2015 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended October 31, 2016, the Fund defers $378,560 of late year ordinary losses to November 1, 2016 for federal tax purposes.

For the year ended October 31, 2016, the Fund reclassified $277,416 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

During the year ended October 31, 2016, the Fund assumed from the Acquired Fund short-term capital loss carryforwards (“CLCFs”) of $379,867 which have no expiration. These CLCFs have a maximum amount of $283,863 available each year.

During the year ended October 31, 2016, the Fund utilized CLCFs of $1,777,954 to offset current year realized gains.

As of October 31, 2016, the Fund has the following short-term CLCFs for federal income tax purposes:

Expires October 31, 2017	$117,883,434
Expires October 31, 2018	27,007,247
No expiration	298,941
$145,189,622

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize all of its capital loss carryforwards prior to their expiration.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (October 31, 2013 through October 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Chesapeake Growth Fund Notes to Financial Statements (Unaudited) (Continued)

3. Investment Transactions

During the year ended October 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $18,539,645 and $23,228,964 respectively.

4. Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, and certain officers are affiliated with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

Each Trustee of the Trust who is not affiliated with the Advisor (“Independent Trustee”) receives an annual retainer of $10,000. In addition, the Fund pays each Independent Trustee $600 for attendance at each Board meeting, either in person or by telephone, plus reimbursement of any travel and other expenses incurred in attending meetings.

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Fund reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. Prior to June 29, 2016, this cost was shared with another series in the Former Trust.

ADMINISTRATOR

Pursuant to servicing agreements between the Trust and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AND SERVICE FEES

The Trust has adopted a distribution plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25%

The Chesapeake Growth Fund Notes to Financial Statements (Unaudited) (Continued)

per annum of the Fund’s average daily net assets. During the year ended October 31, 2016, the Fund incurred $33,519 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD receives compensation from the Trust for such services, of which the Fund pays its proportionate share pursuant to the Rule 12b-1 Plan discussed above.

6. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or companies within the sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of October 31, 2016, the Fund had 27.2% of the value of its net assets invested in stocks within the Information Technology sector.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Chesapeake Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Chesapeake Investment Trust
and the Shareholders of Chesapeake Growth Fund

We have audited the accompanying statement of assets and liabilities of Chesapeake Growth Fund (formerly known as Chesapeake Core Growth Fund), a series of shares of beneficial interest in Chesapeake Investment Trust (formerly known as Gardner Lewis Investment Trust), (the “Fund”) including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chesapeake Growth Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 22, 2016

The Chesapeake Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2016) and held until the end of the period (October 31, 2016).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Chesapeake Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,020.60	$ 11.48
Based on Hypothetical 5% Return	$ 1,000.00	$ 1,013.77	$ 11.44

*	Expenses are equal to the Fund’s annualized expense ratio of 2.26% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Theo H. Pitt, Jr. (age 80) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997.	1

Mr. Pitt serves as an Independent Trustee of World Funds Trust for the fourteen series of that Trust; Hillman Capital Investment Trust for the one series of that Trust; and Starboard Investment Trust for the twenty-eight series of that Trust; and Chairman and Independent Trustee of Vertical Capital Investors Trust for the two series of that Trust (all registered investment companies). He previously served as an Independent Trustee of DGHM Investment Trust from 2007 to 2013 (a registered investment company).

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James H. Speed, Jr. (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Trustee	Since 5/16	President and CEO of NC Mutual Insurance Company (insurance company).	1

Mr. Speed is an Independent Trustee of Centaur Mutual Funds Trust for its one series; Hillman Capital Management Investment Trust for its one series; Brown Capital Management Funds for its three series; and Starboard Investment Trust for its twenty-eight series (all registered investment companies). He is Director of NC Mutual Life Insurance Company; Director of M&F Bancorp; and Director of Investors Title Company.

Interested Trustee*
W. Whitfield Gardner (age 54) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer President	Since 6/96 Since 12/12	Managing Partner and Portfolio Manager of the Advisor.	1	None.

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Leonard M. Sorgini, CPA (age 59) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 10/13	Chief Compliance Officer and Client Accountant of the Advisor.
Robert G. Dorsey (age 59) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus and UFD.
Tina H. Bloom (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 6/11	Vice President and Director of Fund Administration of Ultimus.
Theresa M. Bridge (age 47) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 9/13	Vice President and Director of Financial Administration of Ultimus.

Additional information about members of the Board of Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. At the quarterly meeting of the Board of Trustees of the Trust that was held on September 20, 2016, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term. In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders; and its efforts to promote and market the Fund and grow the Fund’s assets. The Trustees also evaluated the Advisor’s personnel, including their education and experience. The Trustees noted

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

that the principal executive officer and president of the Trust is an employee of the Advisor and serves the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar objectives managed by other investment advisers and aggregated peer group data (e.g., Morningstar peer group data). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies. The Trustees noted that the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund was generally in line with or outperformed true no-load funds with less than $50 million in assets within its peer category for the three-year and five-year periods ended June 30, 2016 while its performance for the one-year and ten-year periods ended June 30, 2016 generally underperformed true no-load funds with less than $50 million in assets within its peer category. After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset levels of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures. The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisers. It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor reported that the services rendered to the two types of clients were sufficiently different. The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was higher than some funds but lower than or equal to others, and the Fund’s overall net expense ratio was generally higher than its peers. Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

4.	Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time. The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees. Following further discussion of the Fund’s asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practices for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

The Chesapeake Growth Fund
is a series of
Chesapeake Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:
1-800-430-3863

World Wide Web @:
www.chesapeakefunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is James H. Speed, Jr.  Mr. Speed is "independent" for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,750 and $27,500 with respect to the registrant’s fiscal years ended October 31, 2016 and 2015, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $5,000 with respect to the registrant’s fiscal years ended October 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2016 and 2015, aggregate non-audit fees of $2,500 and $5,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chesapeake Investment Trustt

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	January 4, 2017

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer (Principal Financial Officer)

Date	January 4, 2017

*	Print the name and title of each signing officer under his or her signature.